Taxes on Income	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

10.  Taxes on Income

The components of income tax expense (benefit) are as follows:

In thousands	2012	2011
Current:
Federal	$ -	$ (56)
State and local	-	-
Foreign	23	48
Income tax (expense) benefit, current	23	(8)
Deferred:
Federal	-	-
State and local	-	-
Income tax (expense) benefit, deferred	-	-
Income tax expense (benefit)	$ 23	$ (8)

Loss from continuing operations before income taxes from the United States operations is $1.0 million and $1.2 million for the years ended December 31, 2012 and 2011, respectively.  (Loss) income from continuing operations before income taxes from Canada operations is $(0.1) million and $0.2 million for the years ended December 31, 2012 and 2011, respectively.

Income tax benefits for continuing operations differed from the expected federal statutory rate of 34.0% as follows:

	2012	2011
Statutory federal income tax benefit rate	34.0%	34.0%
State income taxes, net of federal benefit	3.6	4.1
Federal tax credit refund	-	(4.0)
Foreign income taxed at different rates	(4.8)	0.3
Deferred tax asset valuation allowance	(34.5)	(31.6)
Other	-	(2.2)
Effective income tax rate	(1.7)%	0.6%

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of the Company’s deferred income tax assets and liabilities are as follows:
In thousands	2012	2011
Deferred income tax asset:
Tax credit carryforwards	$ 897	$ 926
Operating loss carryforwards	12,188	10,240
Net pension costs	3,366	3,364
Warrant liabilities	(169)	1,462
Accruals	399	351
Allowance for bad debts	(1)	313
Other	548	411
Valuation allowance	(12,377)	(11,945)
Deferred income tax asset, Total	4,851	5,122
Deferred income tax liability:
Depreciation	3,839	4,113
Other	1,012	1,009
Deferred income tax liability, Total	4,851	5,122
Net deferred income taxes	$ -	$ -

Tax credit carryforwards primarily relate to federal alternative minimum taxes of $0.8 million paid by the Company, which may be carried forward indefinitely and applied against regular federal taxes.  Operating tax loss carryforwards primarily relate to U.S. federal net operating loss carryforwards of approximately $30.4 million, which begin to expire in 2019.  The Company’s restructuring plan, see Note 3 – Plan of Restructuring for further details, could result in an ownership change as defined by section 382 of the Internal Revenue Code, which establishes an annual limit on the deductibility of pre-ownership change net operating loss and credit carryforwards.  Management is undergoing a section 382 evaluation to determine if there has been ownership change.

A valuation allowance has been established for the amount of deferred income tax assets as management has concluded that it is more-likely-than-not that the benefits from such assets will not be realized.

The Company’s policy is to classify interest and penalties related to uncertain tax positions in income tax expense.  The Company does not have any material uncertain tax positions in 2012 and 2011.  The Company does not believe that there will be any material uncertain tax positions in 2013.

The Company is subject to U.S. federal income tax as well as income tax in multiple state and local jurisdictions and Canadian federal and provincial income tax.  Currently, no federal, state or provincial income tax returns are under examination.  The tax years 2008 through 2011 remain open to examination by the major taxing jurisdictions and the 2007 tax year remains open to examination by some state and local taxing jurisdictions to which the Company is subject.